Rule 497(d)
FT 414

    Supplement to the Prospectus dated March 31, 2000, as amended
April 3, 2000

    Sales Charge Discount for Eligible Purchasers

    Notwithstanding anything to the contrary in the Prospectus, you can use rollover proceeds from a previous series of the Trusts or your redemption or termination proceeds from any Nike Securities L.P. sponsored unit investment trust to purchase Units of the Trusts in FT 414 during the initial offering period at the Public Offering Price less 1%. Dealers and other selling agents will receive a concession or agency commission of 1.30% of the sales price of Units sold pursuant to this provision. For rollover purchases of $1,000,000 or more, the deferred sales charge shall be limited to 1.00% of the Public Offering Price. In such instances, dealers and other selling agents will receive a concession or agency commission of .50%.


May 3, 2000